Pension and Postretirement Benefits - Schedule of Amounts in Accumulated Other Comprehensive Income Expected to be Recognized as Components of Net Periodic Benefit Cost (Detail) (Pension Plans [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
Dec. 31, 2013
Pension Plans [Member]
Pension Plans, Postretirement and Other Employee Benefits [Line Items]
Transition obligation (asset)
Net gain	(2,969)
Prior service cost	1,536
Total amounts expected to be recognized during 2014	$ (1,433)